Exhibit 99.2

NASDAQ: ABUS www.arbutusbio.com June 5, 2024 Corporate Presentation © 2024 Arbutus Biopharma, Inc.

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ expectations regarding its technology licensed to third parties ; the expected timing and payments associated with strategic and/or licensing agreements ; the patent infringement lawsuits ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of pre - clinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties, and contingencies including uncertainties and contingencies related to patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; uncertainties associated with litigation generally and patent litigation specifically ; market shifts may require a change in strategic focus ; and the parties may never realize the expected benefits of the collaborations . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings, which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law . 2 © 2024 Arbutus Biopharma, Inc.

Our Strategy for Value Creation Leverage the proven track record of success established with our team's expertise in understanding and treating viral infections by discovering and developing a differentiated pipeline of therapies targeting chronic HBV. Develop a combination therapy that includes antivirals and immunologics to provide a finite duration treatment for people with cHBV that results ≥20% functional cure rate. HBV: Hepatitis B Virus | cHBV: chronic HB V 3 © 2024 Arbutus Biopharma, Inc.

Investment Highlights Strong financial position Indications with significant unmet medical need & large market opportunities Patented LNP technology Portfolio of internally discovered assets with distinct MOAs Lead HBV compound – imdusiran (AB - 729) RNAi therapeutic in multiple Phase 2a combination clinical trials Team with virology expertise and proven track record Focused on developing a functional cure for HBV Cash runway through Q2 2026 Data shows imdusiran is generally safe and well - tolerated and has shown meaningful suppression of HBsAg while on - or off - treatment RNAi therapeutic PD - L1 inhibitor Receiving licensing royalties arising from Alnylam’s Onpattro ® and seeking damages from patent litigation suits filed against Moderna & Pfizer/BioNTech for COVID - 19 vaccine sales Discovered, developed & commercialized multiple drugs MOA: Mechanism of Action | PD - L1: Programmed death - ligand 1 | HBsAg: Hepatitis B surface antigen 4 © 2024 Arbutus Biopharma, Inc.

Pipeline AB - 101 cHBV NA: Nucleoside Analogue 5 Imdusiran (AB - 729) cHBV RNAi Therapeutic PD - L1 Inhibitor AB - 101 - 001 single - / multiple - ascending dose © 2024 Arbutus Biopharma, Inc. Pre - Clinical Phase 1 Phase 2 Phase 3 Marketed IM - PROVE I Combo trial (imdusiran + Peg - IFN α - 2a + NA) IM - PROVE II Combo trial (imdusiran + vaccine + NA +/ - nivolumab) IM - PROVE III Combo trial (imdusiran + NA + durvalumab)

HBV Overview

Cause & Symptoms

- Life-threatening liver infection caused by hepatitis B virus (HBV)
- Transmitted through body fluids and from mother to child
- Long-term chronic infection (cHBV) leads to higher risk of cirrhosis and/or liver cancer

Diagnosis

- HBsAg detection
- Additional biomarkers necessary to determine stage of disease

Treatments

- NA therapy – lifelong daily therapy, aimed at reducing HBV DNA and risk of cirrhosis and/or HCC
- Peg-IFNα – administered weekly; poorly tolerated over 48 weeks of treatment
- <5% of patients achieve functional cure

Rationale

- Need for finite and more efficacious HBV treatments that further improve long-term outcomes and increase functional cure rate
- Combination therapy with different MOAs will be required to reduce HBsAg, suppress HBV DNA, and boost immune system

Sources for all data on slide:

1 Hepatitis B Fact Sheet, WHO https://www.who.int/news-room/fact-sheets/detail/hepatitis-b ; Hep B Foundation link https://www.hepb.org/what-is-hepatitis-b/what-is-hepb/facts-and-figures/ ; Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign-Born Persons Living in the US by Country of Origin

2 Pegasys, PEG-Intron, Baraclude and Viread Package Inserts

Arbutus BIOPHARMA

HBsAg: HBV Surface Antigen | **HCC:** Hepatocellular carcinoma

© 2024 Arbutus Biopharma, Inc.
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Africa 60M E Mediterranean 21M SE Asia 39M W Pacific 115M EU 15M Americas 7M ~820k people die every year as a consequence despite the availability of effective vaccines and antivirals. people are chronically infected with HBV, globally. >250M >250M Chronic HBV Sources: https://www.who.int/news - room/fact - sheets/detail/hepatitis - b https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/ HBV Presents a Significant Unmet Medical Need 30M 6.6M 2.3% Treated Low due to sub - optimal SOC cure rate and asymptomatic nature of disease. 10.5% Diagnosed 2M USA 15M Europ e 90M China 7 SOC: Standard of Care © 2024 Arbutus Biopharma, Inc.

Suppress Reduce Boost Viral DNA and cccDNA Pool Viral Antigen - HBsAg Host Immune System Leading to an HBV Cure 3 - Pronged Approach to Therapeutic Success Therapeutic success will require a combination of agents with complementary MOAs. Suppress HBV DNA Reduce viral antigens Boost host immune response 8 NA RNAi RNAi RNAi PD - L1 Inhibitor Interferon Therapeutic Vaccines © 2024 Arbutus Biopharma, Inc.

9 RNAi Therapeutic © 2024 Arbutus Biopharma, Inc.

Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with other agents Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies RNAi Therapeutic Imdusiran GalNAc n Linker Polymerase, Core Ag, eAg , pgRNA sAg sAg HBx 10 © 2024 Arbutus Biopharma, Inc.

AB - 729 - 001 Phase 1a/1b Clinical Trial: Key Takeaways Imdusiran provided robust and comparable HBsAg declines regardless of dose, dosing interval, HBeAg or DNA status A reduction in HBsAg and HBV DNA was sustained in the majority of patients that stopped all treatments Imdusiran was generally safe and well - tolerated after completing dosing in over 40 CHB patients Imdusiran results in HBV - specific T - cell immune restoration and decrease of exhausted T - cells in some patients 11 © 2024 Arbutus Biopharma, Inc. Imdusiran 60 mg every 8 weeks for 24 to 48 weeks selected for Phase 2 trials

IM-PROVE I:

Phase 2a POC Clinical Trial

Imdusiran in combination with **ongoing NA therapy and short courses of Peg-IFNα-2a in cHBV patients**



Imdusiran + NA
(60mg Q8W)
n=43 HBeAg-
Randomize
A1: Imdusiran + NA + IFN (n=12)
A2: NA + IFN (n=13)
B1: Imdusiran + NA + IFN (n=8)
B2: NA + IFN (n=10)
NA only Follow-up (24-weeks)
Off Therapy Follow-up (48-weeks)
NA only Follow-up (24-weeks)
Off Therapy Follow-up (48-weeks)
Weeks 1 24 28 40 52

Multi-center, open-label Phase 2a

Primary objective: evaluate safety and tolerability of imdusiran in combination with Peg-IFNα-2a in patients with NA-suppressed cHBV

After completing IFN treatment and the 24-week NA only follow-up period, patients are assessed to stop NA therapy. Those patients that stop NA therapy will be followed for an additional 48 weeks

Data presented at EASL Congress 2024 showed that 48 weeks of imdusiran plus 24 weeks of IFN therapy was generally safe, well-tolerated and achieved sustained undetectable HBsAg in 33% of patients after completion of IFN treatment, which were maintained in 100% of these patients 24 weeks after completing imdusiran and IFN treatment

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POC: Proof of Concept

© 2024 Arbutus Biopharma, Inc.
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IM-PROVE I: Imdusiran with Short Courses of IFN Leads to Undetectable HBsAg and Sustained HBsAg Loss

Number of Patients with Undetectable HBsAg at Key Timepoints

Achieved HBsAg ≤ LLOQ (0.05 IU/mL)	Cohort A1: IDR x 6 + NA + IFN x 24W (N = 12)	Cohort A2: IDR x 4 + NA + IFN x 24W (N = 13)
Anytime during treatment	6/12 (50%)	3/13 (23%)
EOT (W52)	4/12 (33.3%)	3/13 (23%)
	7/25 (28%)	
Next Assay negative	4/4	2/3
24 weeks post-EOT (NA therapy only)	4/12 (33.3%)	2/13 (15.4%)
	6/25 (24%)	
Next Assay negative	2*/4 (*1 subject pending testing)	2/2
Discontinued NA therapy	9/12 (75%)	3/13 (23%)

W: week; EOT: end-of-treatment; Next Assay LLOD=0.005 IU/mL

Key Findings:

- More patients from the 24-week IFN Cohorts (A1/A2) reached and maintained undetectable HBsAg than in the 12-week IFN Cohorts (B1/B2); extending imdusiran dosing increased HBsAg reduction and HBsAg loss
- Patients with sustained HBsAg loss had corresponding high anti-HBs levels (43.8 to >1000 mIU/mL)
- Imdusiran and 24 weeks of IFN was generally safe and well-tolerated
  - No related-SAEs and no AEs leading to discontinuation
- All 6 undetectable patients (plus an additional 15 from all 4 Cohorts, n=21 total) discontinued NA therapy after the 24 weeks post-EOT visit
  - 2/6 undetectable patients have reached 12w off all therapy remain undetectable
  - 1 patient in Cohort B2 achieved functional cure during the NA discontinuation period

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Data presented at EASL 2024

Functional Cure: undetectable HBV DNA and HBsAg with or without anti-HBs that is maintained for six months after discontinuing all therapy.

© 2024 Arbutus Biopharma, Inc.

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IM - PROVE I: Imdusiran with 24 Weeks of IFN Reduces HBsAg Levels to Undetectable in 6 patients Data presented at EASL 2024 14 © 2024 Arbutus Biopharma, Inc.

IM-PROVE II:

Phase 2a POC Clinical Trial

BARINTHUS BIOTHERAPEUTICS

POC Phase 2a clinical trial evaluating imdusiran in combination with Barinthus Bio's immunotherapeutic, VTP-300, NA and with or without low dose nivolumab

Preliminary end-of-treatment data for imdusiran + VTP-300 + NA expected in 1H 2024


Imdusiran + NA
(60mg Q8W) n=40
Randomize
VTP-300 + NA (n=20)
NA + placebo (n=20)
Follow-up
(24-48 weeks)
Weeks 1 24 26 48
Imdusiran + NA
(60mg Q8W) n=22
VTP-300 + NA + Nivo
Follow-up
(24-48 weeks)
Weeks 1 24 48

Primary objective: evaluate safety and reactogenicity of imdusiran followed by VTP-300 or placebo

At Week 48 all participants who are eligible to discontinue NA therapy will be followed for an additional 48 weeks

Preliminary results presented at AASLD The Liver Meeting 2023; additional data to be presented at EASL Congress 2024

Clinical trial expanded to include an additional arm with nivolumab (Opdivo®) with preliminary data expected in 2H 2024

Full rights retained by the Companies of their respective product candidates and all costs split equally

Arbutus BIOPHARMA

POC: Proof of Concept

© 2024 Arbutus Biopharma, Inc. 15

16 © 2024 Arbutus Biopharma, Inc. IM - PROVE II: HBsAg Levels were Reduced and Sustained with Imdusiran and VTP - 300 Treatment Mean HBsAg Change from Baseline and Key Milestones Mean HBsAg Change from Baseline by Treatment Group Data presented at AASLD 2023 Preliminary results: Robust reductions of HBsAg were seen during the imdusiran treatment period, with 33/34 (97%) of patients <100 IU/mL at the time of VTP - 300/placebo administration VTP - 300 appears to maintain low HBsAg levels in the early post - treatment period, as the mean HBsAg levels in the placebo group begin to rebound starting ~12 weeks after the last dose of imdusiran All VTP - 300 treated patients have maintained HBsAg <100 IU/mL through Week 48, 60% have maintained HBsAg <10 IU/mL, and all have qualified to stop NA therapy

IM-PROVE III:

Phase 2a POC Clinical Trial

Imdusiran in combination with NA therapy and intermittent low doses of durvalumab, an anti-PD-L1 monoclonal antibody

Screening initiated in 1H 2024



A: Imdusiran (60mg Q8W) + NA + Durvalumab (low dose at 2 pre-specified times)
B: Imdusiran (60mg Q8W) + NA + Durvalumab (low dose at 2 pre-specified times)
C: Imdusiran (60mg Q8W) + NA + Durvalumab (low dose at 2 pre-specified times)
Follow-up (48 weeks)
Weeks 1
48

Primary objective: evaluate safety, tolerability and antiviral activity of imdusiran and NA therapy in combination with durvalumab

N=30 virologically-suppressed patients randomized into 3 separate cohorts

Arbutus BIOPHARMA

POC: Proof of Concept

© 2024 Arbutus Biopharma, Inc.
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Strategic Collaboration Exclusive Licensing* and Strategic Partnership Develop, manufacture and commercialize imdusiran in mainland China, Hong Kong, Macau and Taiwan Imdusiran Upfront payment (received in 2022) $40M Equity investment (received in 2022) $15M Commercialization and milestone payments Up to $245M Tiered royalties on annual sales Double - digit up to low twenties % *ABUS retains the non - exclusive right to develop and manufacture in the Qilu territory for exploiting AB - 729 in the rest of the world Deal economics for Arbutus: Qilu Pharmaceutical: One of the leading pharmaceutical companies in China, provides development, manufacturing, and commercialization expertise to this partnership China 18 © 2024 Arbutus Biopharma, Inc.

Oral PD - L1 Inhibitor 19 © 2024 Arbutus Biopharma, Inc.

AB-101: Oral PD-L1 Inhibitor for HBV Immune Reactivation

Rationale

- HBV immune tolerance is a critical driver of cHBV infection
- PD-1:PD-L1 checkpoint axis plays a key role in immune tolerization in cHBV
- PD-L1 expression upregulated during HBV infection
- PD-1 upregulated on HBV-specific T- and B-cells
- Inhibition associated with HBsAg loss in some cHBV patients

Small-Molecule Inhibitor Approach

- Allows controlled checkpoint blockade
- Enables oral dosing
- Designed to reduce systemic safety issues seen with Abs

AB-101

- Blocks PD-L1/PD-1 interaction at sub-nM concentrations
- Activates HBV-specific immune responses in T-cells from cHBV patients in vitro
- Novel MOA identified
- Demonstrates a robust checkpoint mediated *in vivo* effect
- Improves HBV-specific T- and B-cell responses *ex vivo*

Currently in a Phase 1a/1b clinical trial

Arbutus BIOPHARMA

PD-1: Programmed death ligand protein | **Abs:** Antibodies

© 2024 Arbutus Biopharma, Inc.
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AB-101: Small-Molecule Oral PD-L1 Inhibitor for HBV

AB-101 is highly potent and activates HBV specific immune cells from chronic HBV patients

AB-101 reinvigorates HBV-specific cHBV patient T-cells



IFN-γ Fold Increase
Over HBV peptide alone
3
2
1
0
*
*
AB-101
PDL1
Inactive

PBMCs
N= cells from 9 cHBV patients
*p<-0.05

Once daily oral administration of AB-101 resulted in profound tumor reduction



MC38 Tumor Mouse Model
Tumor Volume (mm³)
1250
1000
750
500
250
0
Vehicle
Atezolizumab
AB-101
***
0
7
14
21
28
Study Day

Data presented at EASL 2022

Arbutus BIOPHARMA

PBMC: Peripheral Blood Mononuclear Cells

© 2024 Arbutus Biopharma, Inc.
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22 © 2024 Arbutus Biopharma, Inc. Part 1: SAD (n=8/cohort – 6:2) 1C: Dose 3 1B: Dose 2 1A: Dose 1 Part 2: MAD (n=10/cohort – 8:2) 2A: Do se ≤ dose tested in Part 1; interval TBD 2B: Dose/interval TBD 3A: Dose ≤ dose tested in Part 2; interval TBD x 28d 3B: Dose/interval TBD x 28d 3C: Dose/interval TBD x 28d AB - 101 - 001: Phase 1a/1b Clinical Trial with AB - 101 Parts 1 & 2 – Healthy Subjects Part 3 – cHBV Patients (n=12/cohort – 10:2) Virally suppressed Additional optional dose panels may be used. Dosing initiated with preliminary data from MAD portion expected in 2H 2024 . * Preliminary data shows AB - 101 is well tolerated and binds to the receptor target. In the 25mg cohort, all 5 evaluable subjects showed evidence of receptor occupancy between 50 - 100%. 1D: Dose 4 *

23 LNP Litigation: Update Moderna - Trial date April 21, 2025* • Fact discovery on - going • Markman Hearing occurred February 8, 2024 – judge heard arguments on claim construction. – Court provided ruling on April 3 and agreed with Arbutus’s position on the majority of the claims • Next Steps – Expert reports / depositions 80% to Genevant Arbutus owns 16% of Genevant 20% to Arbutus Royalties/litigation related damages *Above referenced date is included in the 2/27/2024 Court's Scheduling Order Extension and is subject to change. © 2024 Arbutus Biopharma, Inc. Pfizer • Lawsuit ongoing • Date for claim construction hearing has not been set

2024 Key Milestones *Consists of cash, cash equivalents and marketable securities 24 Anticipated Timing 2024 Milestone 1H IM - PROVE I Phase 2a (imdusiran + IFN): End - of - treatment data 1H IM - PROVE II Phase 2a (imdusiran + VTP - 300): End - of - treatment data 1H IM - PROVE III (imdusiran + durvalumab): Initiate Phase 2a clinical trial 1H AB - 101 - 001: Preliminary data from healthy subject cohorts 2H IM - PROVE II Phase 2a (imdusiran + VTP - 300 + nivolumab): End - of - treatment data 2H AB - 101 - 001: Preliminary data from multiple - ascending dose healthy subject cohorts © 2024 Arbutus Biopharma, Inc. Cash balance * of $138M as of March 31, 2024, cash runway through Q2 2026; 2024 net cash burn between $63M and $67M

Thank You © 2024 Arbutus Biopharma, Inc.